    CENTRAL LIFE ASSURANCE
    COMMERCIAL MORTGAGE PASS-THROUGH
    DEPOSITS AND APPLICATION OF FUNDS
    PURSUANT TO SECTION 4.01&4.02




Beginning Cerificate Account Balance                                                                                        0.00
    (4.01)  Deposits:
      (y)   sub-Cerificate Account (from Schedule G)                                                       0.00
     (i)    Collection Account                                                                       350,813,80
     (ii)   Reserve fund (From Schedule b)                                 4.07(iv)                        0.00
     (ii)   Expense Reserve Fund (From Schedule C)                         4.07(xvii)                      0.00
     (iii)  Recoverable Voluntary Advances (From Schedule A3)              4.07(v)                         0.00
     (iv)   Excess Substituted Mortgages (2.05)(b)(2)                                                      0.00
      (v)   Sale of mortgage Loans as Provided in Article x                                                0.00
     (vi)   Reinvestment Income:
            Certificate Account (4.01(b))                                             1,031.98
            Sub-Certificate Account                                                       0.00
            Reserve Fund (From schedule B)                                            1,689.83
            Expense Reserve Fund (From Schedule c)                         4.07(xvii)    15.68         2,737.49
Total Deposits Expected To be Available                                                                               353,551.29

    (4.02)  Withdrawals:
      (i)   Expense Reserve Fund Deficiency (From Schedule C)              4.07(xvii)                  2,691.14
     (ii)   Servicer's Basic Fee (From Schedule E)                         4.07(xviii)                 4,678.00
     (ii)   Servicer's Re-Investment Income (From Schedule E)                                          2,737.49
     (iii)  Recoverable Delinquent Payments
              Voluntary Advance Reimburesement                             4.07(i)        0.00
              Reserve Fund Replenishment (From Schedule B)                 4.07(ii)       0.00             0.00
     (iv)   Non-Recoverable Delinquent Payments:
    (first)   Voluntary Advance Reimburesement                             4.07(i)        0.00
   (second)   Reserve Fund Replenishment (From Schedule B)                 4.07(ii)       0.00             0.00
                                                                                                                      -------------
Cash Flow Balance to Certificate Holders                                                                              343,444.66
    (third) Total Senior Distribution-Interest (From Schedule A)           4.07(iii)                  46,576.31
   (fourth) Total Senior Distribution-Reduction in Outstanding Amounts     4.07(iii)                 108,427.25
    (fifth) Total Class B Distribution-Interest (From Schedule A)          4.07(iii)                 157,406.92
    (sixth) Total Class B Distribution-Reduction in Outstanding Amounts    4.07(iii)                       0.00
            Surplus Distribution:
  (seventh) Class A Certificates reduction                                 4.07(iii)                  31,034.18
  (eighth)  Class B Certificates Reduction (From Schedule A1)              4.07(iii)                       0.00
                                                                                                     -------------
Total Distribution to Certificate Holders                                                                             343,444.66
                                                                                                                      -------------




page 2        CENTRAL LIFE ASSURANCE                  DISTRIBUTION BY CLASS

              COMMERCIAL MORTGAGE PASS-THROUGH        (Schedule A1)

              PURSUANT TO SECTION 4.02(iv)            Page 2 of 10





                                                                      -------------- -----Senior--- --------------
                                                                      Class A-1      Class A-2      Class A-3
                                                                      Certificates   Certificates   Certificates
                                                                      -------------- -------------- --------------

            Required Senior Distribution Amount by Class:
  (third)     Current Accrued Interest                                          0.00           0.00           0.00
  (third)     Past Due Accrued Interest                                         0.00           0.00           0.00
 (fourth)     Current Reduction in Outstanding Amount                           0.00           0.00           0.00
 (fourth)     Past Due Reduction in Outstanding Amount                          0.00           0.00           0.00
                                                                       ------------   ------------   ------------
            Total Senior Distribution (To Schedule A)                           0.00           0.00           0.00


            Required Class B Distribution Amount by Class:
  (fifth)     Current Accrued Interest
  (fifth)     Past Due Accrued Interest
  (sixth)     Reduction in Outstanding Amount
                Current Subordinate Amount Release
                Past Due Subordinate Amount Release

            Total Class B Distribution (To Schedule A)

 (seventh)Additional Senior Participation Reduction (the Lessor of:)
    (i)     Surplus                                                             0.00           0.00           0.00
   (ii)     Aggregate Outstanding Amount after clause fourth                    0.00           0.00           0.00
            Additional Senior Amount To Be Distributed                          0.00           0.00           0.00
 (eighth) Additional Class B Certificate Reduction (The Lessor of:)
    (i)     Remainder
   (II)     Aggregate Outstanding Amount

            Additional Class B Amount To Be Distributed


                                                                      -------------- -------------- --------------
                                                                      Class A-4      Class B            Total
                                                                      Certificates   Certificates
                                                                      -------------- -------------- --------------
            Required Senior Distribution Amount by Class:
  (third)     Current Accrued Interest                                     46,576.31                     46,576.31
  (third)     Past Due Accrued Interest                                         0.00                          0.00
 (fourth)     Current Reduction in Outstanding Amount                     108,427.25                    108,427.25
 (fourth)     Past Due Reduction in Outstanding Amount                          0.00                          0.00
                                                                       --------------                 ----------
            Total Senior Distribution (To Schedule A)                     155,003.56                    155,003.56


            Required Class B Distribution Amount by Class:
  (fifth)     Current Accrued Interest                                                   157,406.92     157,406.92
  (fifth)   Past Due Accrued Interest                                                          0.00           0.00
  (sixth)   Reduction in Outstanding Amount
              Current Subordinate Amount Release                                               0.00           0.00
              Past Due Subordinate Amount Release                                              0.00           0.00
                                                                                                      -----------
            Total Class B Distribution (To Schedule A)                                                  157,406.92

 (seventh)Additional Senior Participation Reduction (the Lessor of:)
    (i)       Surplus                                                      31,034.18                     31,034.18
   (ii)       Aggregate Outstanding Amount after clause fourth          6,101,747.93                  6,101,747.93

            Additional Senior Amount To Be Distributed                     31,034.18                          0.00

 (eighth) Additional Class B Certificate Reduction (The Lessor of:)
    (i)       Remainder                                                                        0.00           0.00
   (II)       Aggregate Outstanding Amount                                            20,987,589.00  20,987,589.00

            Additional Class B Amount To Be Distributed                                        0.00           0.00



page 3   CENTRAL LIFE ASSURANCE                  DISTRIBUTION BY CERTIFICATE

         COMMERCIAL MORTGAGE PASS-THROUGH        (Schedule A2)

         PURSUANT TO SECTION 4.07(vii)           Page 3 of 10






                                                                      -------------- -----Senior--- --------------
                                                                      Class A-1      Class A-2      Class A-3
                                                                      Certificates   Certificates   Certificates
                                                                      -------------- -------------- --------------
            Required Senior Distribution Amount by Class:
  (third)     Current Accrued Interest                                    0.00000000     0.00000000     0.00000000
  (third)     Past Due Accrued Interest                                   0.00000000     0.00000000     0.00000000
 (fourth)     Current Reduction in Outstanding Amount                     0.00000000     0.00000000     0.00000000
 (fourth)     Past Due Reduction in Outstanding Amount                    0.00000000     0.00000000     0.00000000
                                                                      -------------- -------------- --------------
            Total Senior Distribution                                     0.00000000     0.00000000     0.00000000

            Required Class B Distribution Amount by Class:
  (fifth)     Current Accrued Interest
  (fifth)     Past Due Accrued Interest
  (sixth)     Reduction in Outstanding Amount
                Current Subordinate Amount Release
                Past Due Subordinate Amount Release

            Total Class B Distribution

 (seventh)  Additional Senior Part.Cert.Reduction (the Lessor of:)
    (i)       Surplus                                                     0.00000000     0.00000000         0.0000
   (ii)       Aggregate Outstanding Amount after fourth clause            0.00000000     0.00000000         0.0000

            Additional Senior Amount To Be Distributed                    0.00000000     0.00000000         0.0000

 (eighth) Additional Class B Certificate Reduction (The Lessor of:)
    (i)       Remainder
   (ii)       Aggregate Outstanding Amount

            Additional Class B Amount To Be Distributed



                                                                      -------------- -------------- --------------
                                                                      Class A-4      Class B            Total
                                                                      Certificates   Certificates
                                                                      -------------- -------------- --------------

            Required Senior Distribution Amount by Class:
  (third)     Current Accrued Interest                                    3.06523922                    3.06523922
  (third)     Past Due Accrued Interest                                   0.00000000                    0.00000000
 (fourth)     Current Reduction in Outstanding Amount                     7.13571899                    0.00000000
 (fourth)     Past Due Reduction in Outstanding Amount                    0.00000000                    0.00000000
                                                                      --------------                --------------
Total Senior Distribution                                                10.20095821                    3.06523922
            Required Class B Distribution Amount by Class:
  (fifth)     Current Accrued Interest                                                   7.50000012     7.50000012
  (fifth)     Past Due Accrued Interest                                                  0.00000000     0.00000000
  (sixth)     Reduction in Outstanding Amount                                                           0.00000000
                Current Subordinate Amount Release                                       0.00000000     0.00000000
                Past Due Subordinate Amount Release                                      0.00000000     0.00000000

            Total Class B Distribution                                                   7.50000012     7.50000012

 (seventh)  Additional Senior Part.Cert.Reduction (the Lessor of:)
    (i)       Surplus                                                         2.0424
   (ii)       Aggregate Outstanding Amount after fourth clause              401.5629                  401.56287792

            Additional Senior Amount To Be Distributed                        2.0424                    0.00000000

 (eighth)   Additional Class B Certificate Reduction (The Lessor of:)                    0.00000000
    (i)       Remainder                                                                  0.00000000
   (ii)       Aggregate Outstanding Amount                                               0.00000000

            Additional Class B Amount To Be Distributed                                  0.00000000



Page 4        CENTRAL LIFE ASSURANCE                  AGGREGATE BALANCES

              COMMERCIAL MORTGAGE PASS-THROUGH        (Schedule A3)

              PURSUANT TO SECTION 4.07                Page 4 of 10




                                                                      -------------- -----Senior--- --------------
                                                                      Class A-1      Class A-2      Class A-3
                                                                      Certificates   Certificates   Certificates
                                                                      -------------- -------------- --------------


Senior Participation Outstanding Amounts:
  Before Distributions - by Class (To Schedule C)                               0.00           0.00           0.00
     by Certificate                                                             0.00           0.00           0.00
  After Distributions - by Class                                                0.00           0.00           0.00
    by Certificate                                                              0.00           0.00           0.00

Class B Participation Outstanding Amounts:

  Before Distributions - by Class
     by Certificate
  After Distributions - by Class
    by Certificate

Outstanding Amt./Initial Aggregate Amt                                      0.00000%       0.00000%       0.00000%

Pool Values (excludes Residual)

Previous Adjusted Pool Value
This Month's Adjusted Pool Value

Subordinated Amount:

  Before Distributions
  After Distributions

Initial Outstanding Amount of Participation Cert.:                     10,000,000.00  75,000,000.00  46,400,000.00



                                                                      -------------- -------------- --------------
                                                                      Class A-4      Class B            Total
                                                                      Certificates   Certificates
                                                                      -------------- -------------- --------------
Senior Participation Outstanding Amounts:
  Before Distributions - by Class (To Schedule C)                       6,210,124.38                  6,210,124.38
     by Certificate                                                           408.70                        408.70
  After Distributions - by Class                                        6,070,713.75                  6,070,713.75
    by Certificate                                                            399.52                        399.52

Class B Participation Outstanding Amounts:

  Before Distributions - by Class                                                     20,987,589.00  20,987,589.00
     by Certificate                                                                        1,000.00       1,000.00
  After Distributions - by Class                                                      20,987,589.00  20,987,589.00
    by Certificate                                                                         1,000.00       1,000.00

Outstanding Amt./Initial Aggregate Amt.                                    39.95205%        100.00%

Pool Values (excludes Residual)

Previous Adjusted Pool Value                                                          12,986,915.00
This Month's Adjusted Pool Value                                                      12,878,488.00

Subordinated Amount:

  Before Distributions                                                                20,987,589.00
  After Distributions                                                                 20,987,589.00

Initial Outstanding Amount of Participation Cert.:                     15,195,000.00  20,987,589.00 167,582,589.00



page 5   CENTRAL LIFE ASSURANCE                  RESERVE FUND

         COMMERCIAL MORTGAGE PASS-THROUGH        (Schedule B)

         PURSUANT TO SECTION 4.03                Page 5 of 10



         Beginning Balance                                                                              700,000.00

    (b)  Deposits:

   (ii)  From Certificate Account:  (From Schedule A)
           Recoverable Reserve Fund Replenishment                               0.00                                     4.07(ii)
           Non-Recoverable Reserve Fund Replenishment                           0.00           0.00                      4.07(ii)

    (d)  Investment Income Received                                         1,689.83
                                                                           ------------

         Total Deposits                                                                                   1,689.83

    (c)  Withdrawals:

    (i)  To Certificate Account:  (To Schedule A)
           Recoverable Late Payments Not Received                               0.00                                     4.07(iv)
   (ii)    Excess of Reserve Fund Balance Requirement                           0.00                      4.07(iv)

    (d)  Investment Income Disbursed (To Schedule A)                        1,689.83
                                                                           ------------

         Total Withdrawals                                                                                1,689.83
                                                                                                        ------------
         Ending Balance Before Other Provisions                                                         700,000.00     4.07(viii)
                                                                                                        ------------
                                                                                                        ------------



page 6   CENTRAL LIFE ASSURANCE                           EXPENSE RESERVE FUND
         COMMERCIAL MORTGAGE PASS-THROUGH                 (Schedule C)
         PURSUANT TO SECTION 4.03A                        Page 6 of 10





EXPENSE RESERVE FUND DEFICIENCY: 4.07(xvi)                                                   Pool(Loan)       1/12 of.09%
                                                                                             Balance       of Pool Balance
                                                                                           ---------------------------------
                   LESSER OF                                                               35,881,820.84      2,691.14
  (1)    The productof (1/12*.09%) & the
         Aggregate Pool (loan) Principal Bal. before payments
                      OR
  (2)    Expense Reserve Fund Balance(calculated below)                                        51,736.11
         Less: Reserve Fund Beginning Balance                                                    6,498.08
                                                                                           -----------------
                    EQUALS
         Expense Reserve Fund Deficiency(lesser of)                                            45,238.03      2,691.14
- ---------------------------------------------         ------------------------------------------------------------------------------
         Begining Balance
           Deposits:                                                                                                        6,498.08
  (b)    From Certificate Account:(From Schedule A)                                                           2,691.14
         Expense Reserve Fund Deficiency
  (d)    Investment Income Received                                                                              15.68
                                                                                                             ------------
                                                                                                                            2,706.02
         Total Deposits


  (c)    Whithdrawls:
  (i)    Pool Expenses (From Schedule E)                                                                      3,000.00
         To Certificate Account: (Schedule A)
  (ii)   Excess providing Outstanding Amounts=0                                                     0.00
  (iii)  Excess of Ending Balance over Expense Reserve Fund Balance                                 0.00          0.00

   (d)   Investment Income Disbursed                                                                             15.68
                                                                                                            -------------
         Total Withdrawls                                                                                                   3,015.68
                                                                                                                        ------------
         Ending Balance                                                                                                     6,189.22
- ---------------------------------------------               ------------------------------------------------------------------------
         Expense Reserve Fund Balance:
         Agggregate Outstanding Amount of Senior
         Participation Certificates Before Distribution (From Schedule A3)                  6,210,124.38
           Aggregate outstanding Amount(above)                      Amount  #of Months to           2008

- ---------------------------------------------               ------------------------------------------------------------------------
         If greater than 120,000   , then                       50,000.00          12.42      51,736.11
         If greater than 60,000 but less than 120,000, then     40,000.00                          0.00



Page 7                            CENTRAL LIFE ASSURANCE
                                  COMMERCIAL MORTGAGE PASS-THROUGH
                                  PURSUANT TO SECTION 4.03A


    Collection Account Period Covered:           24-MAY(96)
                                                 01-JUN(96)

    Release To Certificate Account:              01-JUL(96)


    Beginning Balance

    Collection Account                                  0.00

    Investment Income Received                          0.00         0.00
(c)

    Total Deposits

    Withdrawals to Certificate Account:(To Sch. A)

    Deposits                                            0.00
    Re-investment Income                                0.00         0.00

Ending Balance
page 7a                  OTHER INPUTS & CALCULATIONS               Page 7 of 10




Delinquent Payments determined not to be Recoverable:
  1)Voluntary Advance Reimbursements                                           0.00 Total Past Int. Not Paid in Prev. Due Periods:
  2) Reserve Fund Replenishment                                                0.00 Class A-1
Delinquent Payments Received during Due Period:                                     Class A-2
  1)Voluntary Advance Reimbursement                                            0.00 Class A-3
  2) Recoverable Reserve Fund Replenishments                                   0.00 Class A-4
Delinquent Payments of this Due Period                                              Class B
  1)Recoverable Voluntary Advances                                             0.00 Total Past Reductions in Out. Amt. not Paid in
                                                                                    Prev. Due Periods:
  2)Recoverable Late Payments to be credited from Res. Acct.                   0.00 Class A-1
Sale of Mortgage Loans as provided in Article X:                               0.00 Class A-2
Excess substituted Mortgages                                                   0.00 Class A-3
Aggregate Prin Bal of the 3 largest Loans:                            14,301,425.83 Class A-4
Total Funds Deposited in Sub-Certificate Account                               0.00 Class B
The Preceding Subordinated Amount:                                    20,987,589.00 Past Subordinate Amount Release not Distrib.:
Preceding Adjusted Pool Value                                         12,986,915.00 Previous Outstanding:
The Aggregate Balloon Payment Deficiency:                                      0.00 Class A-1
Servicer's Basic Fee                                                       4,678.00 Class A-2
The sum of the Prin Bal.of each Mortg. loan Out.that was 60 days               0.00 Class A-3
past due at any time during the last 6 mths ending this Due Per.                    Class A-4
Aggreg. Pool Prin.(loan) Bal.as of the beg. of this due per.:Due Per. 35,881,820.84 Class B
Current Month's Number                                                         7.00 Liquidating Loans:
The Current Year                                                                1996Loan 1
Aggregate Covered Losses of this Due Period:                                   0.00 Loan 2
Total Pool expenses as provided by CL:                                     3,000.00 Loan 3
This Month's Pool Value:                                              33,866,077.00 Investment Earnings:
The Sum of the Aggregate Covered Losses for this Due Period:                   0.00 Reserve Account
Amount of Deposited into the Certificate a/c from the Sub/cert:                 0.00 Expense Reserve Account
Amount Deposited into Cert. Acct.d into Cert. Acct.                       350,813.80 Certificate Account
Begining Balance of Reserve Account:                                     700,000.00 Servicere's Reinvestment Income
Begining Balance of Expense Reserve Account:                               6,498.08 Sub-Certificate


 a1                                            CENTRAL LIFE ASSURANCE

                                               COMMERCIAL MORTGAGE PASS-THROUGH

                                               SUBORDINATED AMOUNT CALCULATIONS

         Lesser    of: (i)&(ii)

    i)   Preceding Subordinated Amount         20,987,589.00

         Aggregate Covered Losses:                      0.00
                                                ---------------
                                               20,987,589.00
    The result of i                            20,987,589.00


    ii)  Equal to The Greater of X or Y        14,301,425.83
         X) 19% *  Aggregate Pool Prin Bal      6,817,545.96
         Y) aggregate unpaid prin bal. of      14,301,425.83
            the 3 largest Mortgage Loans

   iii)  The result of iii is i if iii>0:               0.00

         x(a) The Aggregate Prin Bal of Mortg.          0.00
         loans 60 days past due.

         x(b) Sum of the liquidating Loans              0.00

         X) Is iii x(a)&x(b) > 5% of the                0.00
          Pool Prin Bal.


         Y) The Aggregate Balloon Payment
         Defficiency Amount                             0.00

         Z) Is the sum of the Agg.Cov. Losses           0.00
         greater than $4,197,646

    d)   The Subordinated Amount:              20,987,589.00

    e)   The Subordinated Amount Release:               0.00